UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

Goldman Sachs Middle Market Lending Corp. II

(Exact name of registrant as specified in its charter)

Delaware	000-56369	87-3643363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York		10282
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4702

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 – Regulation FD Disclosure.

On April 1, 2022, Goldman Sachs Middle Market Lending Corp. II (the “Company”) disclosed the below information:

Investment Committee

All investment decisions are made by the Goldman Sachs Asset Management Credit BDC Investment Committee, which consists, as of the date of this Supplement, of the following voting members: Alex Chi, Michael Mastropaolo, David Miller, James Reynolds, Kevin Sterling, Jordan Walter, and David Yu, along with members from Goldman Sachs’s Compliance, Legal, Tax, and Controllers divisions: Josh Bouaziz, Hristo Dimitrov, Craig Farber, and Stanley Matuszewski.

Recent Investment Activity

From March 2, 2022 to March 30, 2022, the Company made new investment commitments of $4.4 million. The new investment commitments were comprised of first lien debt, made in one new Portfolio Company.

Set forth below is a brief description of the Company’s investment activity during the period from March 2, 2022 to March 30, 2022.

New Investment Commitments:

Qualawash Holdings, LLC (“Quala”)

Quala provides cleaning services for tank trailers and other containment units through its 79 locations. Tank trailers handle domestic transportation of chemicals, food and other commodities (e.g., paints, resins, honey, etc.). Tank trailers are required to be cleaned between trips (up to 170 times a year) making Quala an essential service provider. In March 2022, the Company provided a $0.7 million revolver, a $2.9 million first lien term loan and a $0.7 million first lien, delayed-draw term loan to Quala. The foregoing first lien loans bear interest at a rate of LIBOR plus 5.75% (subject to a 1.00% LIBOR floor) per year and mature in 2026.

SEC Exemptive Order

On March 15, 2022, the SEC published a notice of an application that is intended to supersede the Company’s prior exemptive order and, if granted, would permit limited additional flexibility for the Company to enter into co-investment transactions with proprietary accounts of Goldman Sachs. There can be no assurance when any such order will be obtained or that one will be obtained at all.

* * *

The information disclosed under this Item 7.01 is being “furnished” and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs Middle Market Lending Corp. II

Date: April 1, 2022	By:	/s/ Carmine Rossetti
Name: Carmine Rossetti
Title: Chief Financial Officer and Treasurer